UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report (Date of earliest event reported):
                                November 27, 2002





                     CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
             (Exact name of registrant as specified in its charter)




         Illinois                          1-3672               37-0211380
 (State or other jurisdiction           (Commission          (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)




               607 East Adams Street, Springfield, Illinois 62739
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (217) 523-3600

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On November 27, 2002, the Registrant filed a request with the Illinois Commerce Commission to increase rates approximately $16.4 million annually for natural gas service. The Illinois Commerce Commission has until October 2003 to render a decision.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CENTRAL ILLINOIS PUBLIC
                                        SERVICE COMPANY
                                         (Registrant)


                                       By      /s/ Martin J. Lyons
                                         --------------------------------
                                                   Martin J. Lyons
                                                      Controller
                                             (Principal Accounting Officer)


Date:  November 27, 2002